STANDARD SUBLEASE

     1. PARTIES. This Sublease, dated, for reference purposes only, JANUARY 18, 2000, is made by and between AQUARIUS MEDICAL CORPORATION, A DELAWARE CORPORATION (herein called "Sublessor") and SALESREPCENTRAL.COM, A NEVADA CORPORATION (herein called "Sublessee").


     2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of MARICOPA State of ARIZONA, commonly known as 16099 N. 82ND STREET, SUITE 1A and described as APPROXIMATELY 6,293 SQUARE FEET OF WAREHOUSE SPACE AS SHOWN ON ATTACHMENT A TO THIS SUBLEASE. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises."

     3. TERM.

         3.1 TERM. The term of this Sublease shall be for TWELVE (12) MONTHS commencing on FEBRUARY 1, 2000 and ending on JANUARY 31, 2001 unless sooner terminated pursuant to any provision hereof.

         3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee, provided, however, that is Sublessor shall not have delivered possession of the premises within sixty (60) days from said commencement dates, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

     4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $7,551.60, in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $7,695.08 as rent for THE MONTH OF FEBRUARY 2000 (INCLUDES RENTAL TAX OF 1.9%). Rent for any period during the term hereof which is for less than one (1) month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $7,551.60 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublessee, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

     6. USE.

         6.1 USE. The Premises shall be used and occupied only for GENERAL OFFICE AND WAREHOUSE and no other purpose.

         6.2 COMPLIANCE WITH LAW.

              (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within one (1) year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

              (b) Except as provided in Paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

         6.3 CONDITION OF PREMISES. Except as provided in Paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinance and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by an exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

     7. MASTER LEASE.

         7.1 Sublessor is the lessee of the Premises by virtue of a Lease, hereinafter referred to as the "Master Lease," a copy of which is attached hereto marked Exhibit 1, dated APRIL 10, 1997, wherein AIRPARK INVESTORS 183, L.L.C., AN ARIZONA LIMITED LIABILITY COMPANY is the lessor, hereinafter referred to as the "Master Lessor."

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: N/A.

         7.5 The obligations that Sublessee has assumed under Paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations." The obligations that Sublessee has NOT assumed under Paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations."

         7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

     8.  ASSIGNMENT OF SUBLEASE AND DEFAULT.

         8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

         8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligation to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rents owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

     9. CONSENT OF MASTER LESSOR.

         9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten (10) days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

         9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within ten (10) days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

         9.3 In the event that Master Lessor does give such consent then:

              (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

              (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

              (c) The consent to this Sublease shall not constitute to any subsequent subletting or assignment.

              (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

              (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments to modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

              (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its sole option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

         9.5 Master Lessor acknowledges that to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

         9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten (10) days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

     10. BROKER'S FEE.

         10.1 Upon execution hereof by all parties, Sublessor shall pay to BY SEPARATE AGREEMENT a licensed real estate broker (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is not a separate agreement between Sublessor and Broker, the sum of $ BY SEPARATE AGREEMENT for brokerage services rendered by Broker to Sublessor in this transaction.

         10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, Sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligations under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

         10.3 Master Lessor agrees by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

         10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal, upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease, or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

         10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this paragraph 10. Broker shall be deemed to be a third-party beneficiary of this Paragraph 10.

     11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

     12. ADDITIONAL PROVISIONS. (If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.)

         12.1 Covered Parking. Sublessee shall have ten (10) reserved covered parking stalls at no charge for the term of this Sublease.

         12.2 Option to Renew. Provided Sublease is not in default with any term or condition of this Sublease, Sublessee shall have the option to renew the Lease for an additional seventeen (17) months. Sublessee shall give ninety (90) days written notice of their intent to exercise this Sublease. All terms and conditions shall be the same except that the rental rate, which shall be $8,055.04 per month, plus the Common Area Maintenance charges as described in Paragraph 4 of the Master Lease.

         12.3 Sublessee shall leave the following personal property in the premises for the use of the Sublessee. Said property shall remain the property of the Sublessor and return at the termination of this Sublease. Personal property to be:

         A.   Racks in warehouse that are currently constructed and in place.

         B.   Conference table and chairs in conference room.

         C.   Counter tops and roller system currently in warehouse.

     13. Notwithstanding anything to the contrary elsewhere in this Sublease or in the Master Lease, Master Lessor 1) will provide written notice to Sublessee at the Premises of any defaults under the Master Lease or any other subleases thereof which could affect the rights of Sublessee and Sublessee shall have the right to cure any such defaults as provided in paragraph 9.6 above, and 2) agrees that, so long as Sublessee (a) is not in default hereunder or under the Master Lease and/or cures any default affecting the Premises, and (b) agrees to enter into a direct lease with Master Lessor in the event Master Lessor desires to terminate the Master Lease, Sublessee's tenancy shall not be disturbed during the term of this Sublease.

                  If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.



Executed at                               Aquarius Medical Corporation
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on                                        By: /s/ Michael J. [illegible] 1/25/00
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address                                   By:
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                                               "Sublessor" (Corporate Seal)



Executed at                               salesrepcentral.com
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on                                        By: /s/ Ralph Massetti - President
                                                                         1/21/00
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address                                   By:
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                                                 "Sublessee" (Corporate Seal)




Executed at                               UNITED INSURANCE CO. OF AMERICA
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on                                        By: /s/ T. J. Cooper
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address                                   By: MGR. REAL ESTATE
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                                            "Master Lessor" (Corporate Seal)





Executed at
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on                                        By:
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address                                   By:
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                                                       "Guarantors"